Exhibit 32.1
CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of SITEL Worldwide Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on May 4, 2012 (the “Report”), I, Dagoberto Quintana, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Dagoberto Quintana
Dagoberto Quintana
President and Chief Executive Officer
May 4, 2012
A signed original of this written statement required by Section 906 has been provided to SITEL Worldwide Corporation and will be retained by SITEL Worldwide Corporation and furnished to the Securities and Exchange Commission or its staff upon request.